TRADE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
TRADE AND OTHER RECEIVABLES	TRADE AND OTHER RECEIVABLES

Amounts in $ ‘000	2024	2023
Trade receivables	41,531	35,408
Prepaid expenses	4,651	3,543
Value added tax	3,638	3,804
Other receivables	1,596	2,145
Taxes and social securities	3,407	1,258
Balance at December 31	54,823	46,158
Trade receivables are amounts due from customers for goods sold in the ordinary course of business. They are generally due for settlement within 30-60 days and therefore are all classified as current. The Company’s outstanding trade receivables are mainly related to the sales in the United States. The increase in trade receivables relates to the increased sales in the fourth quarter as compared to the same period in 2023 and timing of customer orders and payments around year-end.
The Company did not recognize any expected credit losses. Pharming measures the loss allowance for trade receivables at an amount equal to lifetime ECL. The expected credit losses on trade receivables are estimated using a provision matrix by reference to past default experience of the debtor and an analysis of the debtor’s current financial position, adjusted for factors that are specific to the debtors, general economic conditions of the industry in which the debtors operate and an assessment of both the current as well as the forecast direction of conditions at the reporting date. Pharming has a limited number of customers with long term relationships, without a history of shortfalls. As a result no loss allowance for expected credit losses is recognized.
Due to the short-term nature of the current receivables, their carrying amount is considered to be the same as their fair value.